Exhibit 13.1

MICROMEM TECHNOLOGIES INC.

CERTIFICATION OF JOSEPH FUDA, CHIEF EXECUTIVE OFFICER OF MICROMEM
TECHNOLOGIES INC., PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Micromem Technologies Inc. (the "Company") on Form 20-F/A for the period ending October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies that to the best of his knowledge:

1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 22, 2005		/s/ JOSEPH FUDA
	Name:	Joseph Fuda
	Title:	Chief Executive Officer